                                                                Exhibit 13


          THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
            SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS



The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial invetment of $1,000 is applied to the Funding Option, and then related to ending redeemable values as of the most recent fiscal year end, for the calendar year-to-date (nonstandardized only), and over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if a Funding Option has not been in exixtence for one of the prescribed periods.

T=(ERV/P)1/n-1 where:

        T    = average annual total return
        P    = a hypothetical initial payment of $1,000
        n    = the applicable year (1,3,5,10) or portion thereof
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fees and other expenses for a Funding Option, the mortality and expense risk charge(s) and the administrative expense charge.

For Funding Options that were in existence prior to the date they became available under the Separate Account, the standardized average total return quotations may be accompanied by returns showing the investment performance that such Fund Options would have achieved (reduced by applicable charges/fees) had they been held under the Contract for the period quoted. The total return quotations are based on historical earnings and are not necessarily representative of future performance.


Standardized Method
-------------------

The standardized returns take into consideration all fees and/or charges applicable to the Funding Option or contract, for both the standard death benefit and the enhanced death benefit. Standardized performance figures will only be available after the product offered through the Separate Account has been operating.

Under the standardized method, the anual contract administrative charge is reflected in the calculation and is assumed to be deducted at the end of August each year. It is expressed as a percentage of assets based on the actual fees collected (or, anticipated, if a new product) divided by the average net assets (or, anticipated average net assets, if a new product) for contracts sold under the prospectus for each year for which performance is shown.


Nonstandardized Method
----------------------

Nonstandardized returns do not reflect the deduction of any fees or charges, except the contingent deferred sales charge, which, if reflected, would decrease the level of performance shown.

For a Schedule of the Computation of the Historical Total Return Quotations, see attached.

                                                                      EXHIBIT 13

1.30% M&E








Fund Name                                              Fund Code     Inception Date      Pricing Track    12/31/98      12/31/97

Smith Barney Money Market Portfolio                     KM               6/20/94        pr1                1.176816      1.134917

Alliance Growth Portfolio                               KA               6/20/94        pr1                2.886209      2.265743

Smith Barney Total Return Portfolio                     KR               12/3/93        pr1                 1.9934        1.92402

Salomon Brothers Total Return Fund                      AE               2/17/98        pr1                1.044597        #N/A

MFS Research Portfolio                                  DR               3/23/98        pr1                1.048658        #N/A

MFS Total Return Portfolio                              KT               6/20/94        pr1                1.808358      1.640607

Smith Barney High Income Portfolio                      KH               6/22/94        pr1                1.443438      1.455897

Smith Barney International Equity Portfolio             KI               6/20/94        pr1                1.297759      1.234592

Smith Barney Large Cap Value Portfolio                  HJ               6/20/94        pr1                2.063779      1.903771

Van Kampen Enterprise Portfolio                         KE               6/21/94        pr1                2.585794      2.093622

Travelers Managed Income Portfolio                      KF               6/28/94        pr1                1.301625      1.255007

Strategic Stock Portfolio                               AC                5/1/98        pr1                0.934805        #N/A

Smith Barney Large Cap Growth Portfolio                 AB                5/1/98        pr1                1.235609        #N/A

Smith Barney Appreciation Portfolio                     WL               10/16/91       pr1                2.498137      2.124446

Smith Barney Diversified Strategic Income Port.         1O               10/16/91       pr1                1.521692      1.448808

Salomon Brothers Capital Fund                           C3               2/17/98        pr1                1.166382        #N/A

Salomon Brothers Investors Fund                         C2               2/17/98        pr1                1.093318        #N/A

Equity Income Portfolio                                 1F               8/30/96        pr1                1.611529      1.452389

Travelers Disciplined Small Cap Stock Portfolio         AN                5/1/98        pr1                0.881495        #N/A

Van Kampen Emerging Growth                              1W                7/3/95        pr1                2.163057      1.593169

Large Cap Portfolio                                     1G               8/30/96        pr1                1.839409      1.374552

MFS Emerging Growth Portfolio                           KB               8/30/96        pr1                1.673417      1.262236

Franklin Small Cap Investments Fund Class II            UW                5/1/98        pr1                0.914761        #N/A

Templeton International Fund Class II                   VG                5/1/92        pr1                2.209626       2.05383

Smith Barney Equity Index Portfolio Class II            GF               11/30/91       pr1                3.588029      2.826576

American Funds Growth-Income                            II               2/28/85        pr1                6.348063      5.445303

Alliance Premier Growth Portfolio                       PF               6/26/92        pr1                4.025151      2.755801

VIP II Contrafund - SC                                  FC               1/31/95        pr1                2.631829      2.051522

Salomon Brothers Small Cap Growth Fund                  SS                9/1/99        pr1                  #N/A          #N/A

Smith Barney Mid Cap Portfolio                          SM                9/2/99        pr1                  #N/A          #N/A

Smith Barney Aggressive Growth Portfolio                SG                9/3/99        pr1                  #N/A          #N/A

American Funds Growth                                   IG                2/8/84        pr1                8.923848      6.689891

American Funds Global Growth                            IL               4/30/97        pr1                1.362995      1.073323



Fund Name                                                     12/31/96       12/31/95      12/31/94       12/31/93      12/31/88

Smith Barney Money Market Portfolio                            1.094055       1.05609         #N/A           #N/A          #N/A

Alliance Growth Portfolio                                      1.778982       1.393039        #N/A           #N/A          #N/A

Smith Barney Total Return Portfolio                            1.668206       1.347564        #N/A         1.026195        #N/A

Salomon Brothers Total Return Fund                               #N/A           #N/A          #N/A           #N/A          #N/A

MFS Research Portfolio                                           #N/A           #N/A          #N/A           #N/A          #N/A

MFS Total Return Portfolio                                     1.371462       1.213522        #N/A           #N/A          #N/A

Smith Barney High Income Portfolio                             1.295466       1.160047        #N/A           #N/A          #N/A

Smith Barney International Equity Portfolio                    1.217863       1.048186        #N/A           #N/A          #N/A

Smith Barney Large Cap Value Portfolio                         1.523084       1.288299        #N/A           #N/A          #N/A

Van Kampen Enterprise Portfolio                                1.649261       1.359266        #N/A           #N/A          #N/A

Travelers Managed Income Portfolio                             1.158728       1.139554        #N/A           #N/A          #N/A

Strategic Stock Portfolio                                        #N/A           #N/A          #N/A           #N/A          #N/A

Smith Barney Large Cap Growth Portfolio                          #N/A           #N/A          #N/A           #N/A          #N/A

Smith Barney Appreciation Portfolio                            1.702546       1.438439      1.131038       1.157819        #N/A

Smith Barney Diversified Strategic Income Port.                1.357324       1.235906      1.078827       1.125854        #N/A

Salomon Brothers Capital Fund                                    #N/A           #N/A          #N/A           #N/A          #N/A

Salomon Brothers Investors Fund                                  #N/A           #N/A          #N/A           #N/A          #N/A

Equity Income Portfolio                                        1.111979         #N/A          #N/A           #N/A          #N/A

Travelers Disciplined Small Cap Stock Portfolio                  #N/A           #N/A          #N/A           #N/A          #N/A

Van Kampen Emerging Growth                                     1.340025       1.163736        #N/A           #N/A          #N/A

Large Cap Portfolio                                            1.127996         #N/A          #N/A           #N/A          #N/A

MFS Emerging Growth Portfolio                                  1.055687         #N/A          #N/A           #N/A          #N/A

Franklin Small Cap Investments Fund Class II                     #N/A           #N/A          #N/A           #N/A          #N/A

Templeton International Fund Class II                          1.829297       1.493464        #N/A         1.353764        #N/A

Smith Barney Equity Index Portfolio Class II                   2.145899       1.760368      1.293811       1.28035         #N/A

American Funds Growth-Income                                   4.393469       3.758309      2.869949       2.856426      1.683563

Alliance Premier Growth Portfolio                                #N/A         1.722085        #N/A         1.257009        #N/A

VIP II Contrafund - SC                                         1.674631       1.399444        #N/A           #N/A          #N/A

Salomon Brothers Small Cap Growth Fund                           #N/A           #N/A          #N/A           #N/A          #N/A

Smith Barney Mid Cap Portfolio                                   #N/A           #N/A          #N/A           #N/A          #N/A

Smith Barney Aggressive Growth Portfolio                         #N/A           #N/A          #N/A           #N/A          #N/A

American Funds Growth                                          5.225516       4.686328      3.574774       3.616885      1.825419

American Funds Global Growth                                     #N/A           #N/A          #N/A           #N/A          #N/A



                                                                                        Cumulative
                                                                             --------------------------------------
Fund Name                                                   Inception          YTD            1YR           3YR

Smith Barney Money Market Portfolio                                      1     3.69%          3.69%         11.43%

Alliance Growth Portfolio                                                1     27.38%        27.38%        107.19%

Smith Barney Total Return Portfolio                                      1     3.61%          3.61%         47.93%

Salomon Brothers Total Return Fund                                       1      #N/A          #N/A           #N/A

MFS Research Portfolio                                                   1      #N/A          #N/A           #N/A

MFS Total Return Portfolio                                               1     10.22%        10.22%         49.02%

Smith Barney High Income Portfolio                                       1     -0.86%        -0.86%         24.43%

Smith Barney International Equity Portfolio                              1     5.12%          5.12%         23.81%

Smith Barney Large Cap Value Portfolio                                   1     8.40%          8.40%         60.19%

Van Kampen Enterprise Portfolio                                          1     23.51%        23.51%         90.23%

Travelers Managed Income Portfolio                                       1     3.71%          3.71%         14.22%

Strategic Stock Portfolio                                                1      #N/A          #N/A           #N/A

Smith Barney Large Cap Growth Portfolio                                  1      #N/A          #N/A           #N/A

Smith Barney Appreciation Portfolio                                      1     17.59%        17.59%         73.67%

Smith Barney Diversified Strategic Income Port.                          1     5.03%          5.03%         23.12%

Salomon Brothers Capital Fund                                            1      #N/A          #N/A           #N/A

Salomon Brothers Investors Fund                                          1      #N/A          #N/A           #N/A

Equity Income Portfolio                                                  1     10.96%        10.96%          #N/A

Travelers Disciplined Small Cap Stock Portfolio                          1      #N/A          #N/A           #N/A

Van Kampen Emerging Growth                                               1     35.77%        35.77%         85.87%

Large Cap Portfolio                                                      1     33.82%        33.82%          #N/A

MFS Emerging Growth Portfolio                                            1     32.58%        32.58%          #N/A

Franklin Small Cap Investments Fund Class II                             1      #N/A          #N/A           #N/A

Templeton International Fund Class II                                    1     7.59%          7.59%         47.95%

Smith Barney Equity Index Portfolio Class II                             1     26.94%        26.94%        103.82%

American Funds Growth-Income                                             1     16.58%        16.58%         68.91%

Alliance Premier Growth Portfolio                                        1     46.06%        46.06%        133.74%

VIP II Contrafund - SC                                                   1     28.29%        28.29%         88.06%

Salomon Brothers Small Cap Growth Fund                                   1      #N/A          #N/A           #N/A

Smith Barney Mid Cap Portfolio                                           1      #N/A          #N/A           #N/A

Smith Barney Aggressive Growth Portfolio                                 1      #N/A          #N/A           #N/A

American Funds Growth                                                    1     33.39%        33.39%         90.42%

American Funds Global Growth                                             1     26.99%        26.99%          #N/A

                                                                                        Annualized
                                                                                -----------------------------------

Fund Name                                           5YR          10YR             3YR           5YR       10YR

Smith Barney Money Market Portfolio                 #N/A          #N/A            3.67%          #N/A          #N/A

Alliance Growth Portfolio                           #N/A          #N/A           27.48%          #N/A          #N/A

Smith Barney Total Return Portfolio                94.25%         #N/A           13.94%         14.20%         #N/A

Salomon Brothers Total Return Fund                  #N/A          #N/A            #N/A           #N/A          #N/A

MFS Research Portfolio                              #N/A          #N/A            #N/A           #N/A          #N/A

MFS Total Return Portfolio                          #N/A          #N/A           14.22%          #N/A          #N/A

Smith Barney High Income Portfolio                  #N/A          #N/A            7.56%          #N/A          #N/A

Smith Barney International Equity Portfolio         #N/A          #N/A            7.38%          #N/A          #N/A

Smith Barney Large Cap Value Portfolio              #N/A          #N/A           17.01%          #N/A          #N/A

Van Kampen Enterprise Portfolio                     #N/A          #N/A           23.91%          #N/A          #N/A

Travelers Managed Income Portfolio                  #N/A          #N/A            4.53%          #N/A          #N/A

Strategic Stock Portfolio                           #N/A          #N/A            #N/A           #N/A          #N/A

Smith Barney Large Cap Growth Portfolio             #N/A          #N/A            #N/A           #N/A          #N/A

Smith Barney Appreciation Portfolio                115.76%        #N/A           20.20%         16.63%         #N/A

Smith Barney Diversified Strategic Income Port.    35.16%         #N/A            7.18%         6.21%          #N/A

Salomon Brothers Capital Fund                       #N/A          #N/A            #N/A           #N/A          #N/A

Salomon Brothers Investors Fund                     #N/A          #N/A            #N/A           #N/A          #N/A

Equity Income Portfolio                             #N/A          #N/A            #N/A           #N/A          #N/A

Travelers Disciplined Small Cap Stock Portfolio     #N/A          #N/A            #N/A           #N/A          #N/A

Van Kampen Emerging Growth                          #N/A          #N/A           22.95%          #N/A          #N/A

Large Cap Portfolio                                 #N/A          #N/A            #N/A           #N/A          #N/A

MFS Emerging Growth Portfolio                       #N/A          #N/A            #N/A           #N/A          #N/A

Franklin Small Cap Investments Fund Class II        #N/A          #N/A            #N/A           #N/A          #N/A

Templeton International Fund Class II              63.22%         #N/A           13.95%         10.29%         #N/A

Smith Barney Equity Index Portfolio Class II       180.24%        #N/A           26.79%         22.89%         #N/A

American Funds Growth-Income                       122.24%       277.06%         19.09%         17.32%        14.19%

Alliance Premier Growth Portfolio                  220.22%        #N/A           32.71%         26.21%         #N/A

VIP II Contrafund - SC                              #N/A          #N/A           23.43%          #N/A          #N/A

Salomon Brothers Small Cap Growth Fund              #N/A          #N/A            #N/A           #N/A          #N/A

Smith Barney Mid Cap Portfolio                      #N/A          #N/A            #N/A           #N/A          #N/A

Smith Barney Aggressive Growth Portfolio            #N/A          #N/A            #N/A           #N/A          #N/A

American Funds Growth                              146.73%       388.87%         23.95%         19.80%        17.20%

American Funds Global Growth                        #N/A          #N/A            #N/A           #N/A          #N/A


Fund Name                                         Prod Incept      YE1997

Smith Barney Money Market Portfolio                  3.66%             3.73%

Alliance Growth Portfolio                           26.33%            27.36%

Smith Barney Total Return Portfolio                 14.55%            15.33%

Salomon Brothers Total Return Fund                   4.46%             #N/A

MFS Research Portfolio                               4.87%             #N/A

MFS Total Return Portfolio                          13.96%            19.62%

Smith Barney High Income Portfolio                   8.44%            12.38%

Smith Barney International Equity Portfolio          5.92%             1.37%

Smith Barney Large Cap Value Portfolio              17.33%            24.99%

Van Kampen Enterprise Portfolio                     23.32%            26.94%

Travelers Managed Income Portfolio                   6.02%             8.31%

Strategic Stock Portfolio                           -6.52%             #N/A

Smith Barney Large Cap Growth Portfolio             23.56%             #N/A

Smith Barney Appreciation Portfolio                 13.53%            24.78%

Smith Barney Diversified Strategic Income Port.      5.99%             6.74%

Salomon Brothers Capital Fund                       16.64%             #N/A

Salomon Brothers Investors Fund                      9.33%             #N/A

Equity Income Portfolio                             22.65%            30.61%

Travelers Disciplined Small Cap Stock Portfolio     -11.85%            #N/A

Van Kampen Emerging Growth                          24.67%            18.89%

Large Cap Portfolio                                 29.79%            21.86%

MFS Emerging Growth Portfolio                       24.65%            19.57%

Franklin Small Cap Investments Fund Class II        -8.52%             #N/A

Templeton International Fund Class II               12.62%            12.27%

Smith Barney Equity Index Portfolio Class II        19.74%            31.72%

American Funds Growth-Income                        14.28%            23.94%

Alliance Premier Growth Portfolio                   23.82%             #N/A

VIP II Contrafund - SC                              28.02%            22.51%

Salomon Brothers Small Cap Growth Fund               #N/A              #N/A

Smith Barney Mid Cap Portfolio                       #N/A              #N/A

Smith Barney Aggressive Growth Portfolio             #N/A              #N/A

American Funds Growth                               15.82%            28.02%

American Funds Global Growth                        20.36%             #N/A

Fund Name                                                       YE1996        YE1995

Smith Barney Money Market Portfolio                               3.59%         #N/A

Alliance Growth Portfolio                                        27.71%         #N/A

Smith Barney Total Return Portfolio                              23.79%         #N/A

Salomon Brothers Total Return Fund                                #N/A          #N/A

MFS Research Portfolio                                            #N/A          #N/A

MFS Total Return Portfolio                                       13.02%         #N/A

Smith Barney High Income Portfolio                               11.67%         #N/A

Smith Barney International Equity Portfolio                      16.19%         #N/A

Smith Barney Large Cap Value Portfolio                           18.22%         #N/A

Van Kampen Enterprise Portfolio                                  21.33%         #N/A

Travelers Managed Income Portfolio                                1.68%         #N/A

Strategic Stock Portfolio                                         #N/A          #N/A

Smith Barney Large Cap Growth Portfolio                           #N/A          #N/A

Smith Barney Appreciation Portfolio                              18.36%        27.18%

Smith Barney Diversified Strategic Income Port.                   9.82%        14.56%

Salomon Brothers Capital Fund                                     #N/A          #N/A

Salomon Brothers Investors Fund                                   #N/A          #N/A

Equity Income Portfolio                                           #N/A          #N/A

Travelers Disciplined Small Cap Stock Portfolio                   #N/A          #N/A

Van Kampen Emerging Growth                                       15.15%         #N/A

Large Cap Portfolio                                               #N/A          #N/A

MFS Emerging Growth Portfolio                                     #N/A          #N/A

Franklin Small Cap Investments Fund Class II                      #N/A          #N/A

Templeton International Fund Class II                            22.49%         #N/A

Smith Barney Equity Index Portfolio Class II                     21.90%        36.06%

American Funds Growth-Income                                     16.90%        30.95%

Alliance Premier Growth Portfolio                                 #N/A          #N/A

VIP II Contrafund - SC                                           19.66%         #N/A

Salomon Brothers Small Cap Growth Fund                            #N/A          #N/A

Smith Barney Mid Cap Portfolio                                    #N/A          #N/A

Smith Barney Aggressive Growth Portfolio                          #N/A          #N/A

American Funds Growth                                            11.51%        31.09%

American Funds Global Growth                                      #N/A          #N/A

1.40% M&E


Fund Name                                            Fund Code      Inception Date      Pricing Track       12/31/98       12/31/97
Smith Barney Money Market Portfolio                   KM              6/20/94        pr2                   1.171493        1.130913
Alliance Growth Portfolio                             KA              6/20/94        pr2                    2.87316        2.257755
Smith Barney Total Return Portfolio                   KR              12/3/93        pr2                   1.983318        1.916204
Salomon Brothers Total Return Fund                    AE              2/17/98        pr2                   1.043693          #N/A
MFS Research Portfolio                                DR              3/23/98        pr2                   1.047846          #N/A
MFS Total Return Portfolio                            KT              6/20/94        pr2                   1.800181        1.634822
Smith Barney High Income Portfolio                    KH              6/22/94        pr2                   1.436918         1.45077
Smith Barney International Equity Portfolio           KI              6/20/94        pr2                   1.291888        1.230236
Smith Barney Large Cap Value Portfolio                HJ              6/20/94        pr2                   2.054448        1.897059
Van Kampen Enterprise Portfolio                       KE              6/21/94        pr2                    2.57411        2.086246
Travelers Managed Income Portfolio                    KF              6/28/94        pr2                   1.295766        1.250608
Strategic Stock Portfolio                             AC               5/1/98        pr2                    0.93418          #N/A
Smith Barney Large Cap Growth Portfolio               AB               5/1/98        pr2                   1.234784          #N/A
Smith Barney Appreciation Portfolio                   WL             10/16/91        pr2                   2.480314        2.111398
Smith Barney Diversified Strategic Income Port.       1O             10/16/91        pr2                   1.510794        1.439871
Salomon Brothers Capital Fund                         C3              2/17/98        pr2                   1.165376          #N/A
Salomon Brothers Investors Fund                       C2              2/17/98        pr2                   1.092374          #N/A
Equity Income Portfolio                               1F              8/30/96        pr2                   1.607783        1.450462
Travelers Disciplined Small Cap Stock Portfolio       AN               5/1/98        pr2                   0.880905          #N/A
Van Kampen Emerging Growth                            1W               7/3/95        pr2                   2.155595        1.589249
Large Cap Portfolio                                   1G              8/30/96        pr2                   1.835136        1.372729
MFS Emerging Growth Portfolio                         KB              8/30/96        pr2                   1.669517        1.260553
Franklin Small Cap Investments Fund Class II          UW               5/1/98        pr2                   0.914137          #N/A
Templeton International Fund Class II                 VG               5/1/92        pr2                   2.195081        2.042332
Smith Barney Equity Index Portfolio Class II          GF             11/30/91        pr2                   3.562962        2.809634
American Funds Growth-Income                          II              2/28/85        pr2                   6.261597         5.37646
Alliance Premier Growth Portfolio                     PF              6/26/92        pr2                   3.999175        2.740754
VIP II Contrafund - SC                                FC              1/31/95        pr2                   2.621731        2.045664
Salomon Brothers Small Cap Growth Fund                SS               9/1/99        pr2                     #N/A            #N/A
Smith Barney Mid Cap Portfolio                        SM               9/2/99        pr2                     #N/A            #N/A
Smith Barney Aggressive Growth Portfolio              SG               9/3/99        pr2                     #N/A            #N/A
American Funds Growth                                 IG               2/8/84        pr2                   8.923848        6.689891
American Funds Global Growth                          IL              4/30/97        pr2                   1.362995        1.073323

Fund Name                                                 12/31/96         12/31/95          12/31/94        12/31/93      12/31/88
Smith Barney Money Market Portfolio                       1.091287          1.05448            #N/A            #N/A          #N/A
Alliance Growth Portfolio                                 1.774482          1.390916           #N/A            #N/A          #N/A
Smith Barney Total Return Portfolio                        1.66309          1.344785           #N/A          1.026118        #N/A
Salomon Brothers Total Return Fund                          #N/A              #N/A             #N/A            #N/A          #N/A
MFS Research Portfolio                                      #N/A              #N/A             #N/A            #N/A          #N/A
MFS Total Return Portfolio                                1.367993          1.211673           #N/A            #N/A          #N/A
Smith Barney High Income Portfolio                        1.292195          1.158285           #N/A            #N/A          #N/A
Smith Barney International Equity Portfolio                1.21478          1.046587           #N/A            #N/A          #N/A
Smith Barney Large Cap Value Portfolio                    1.519232          1.286335           #N/A            #N/A          #N/A
Van Kampen Enterprise Portfolio                           1.645093          1.357199           #N/A            #N/A          #N/A
Travelers Managed Income Portfolio                        1.155822          1.137842           #N/A            #N/A          #N/A
Strategic Stock Portfolio                                   #N/A              #N/A             #N/A            #N/A          #N/A
Smith Barney Large Cap Growth Portfolio                     #N/A              #N/A             #N/A            #N/A          #N/A
Smith Barney Appreciation Portfolio                       1.693765          1.432436         1.127423        1.155276        #N/A
Smith Barney Diversified Strategic Income Port.             1.3503          1.230734         1.075375        1.123378        #N/A
Salomon Brothers Capital Fund                               #N/A              #N/A             #N/A            #N/A          #N/A
Salomon Brothers Investors Fund                             #N/A              #N/A             #N/A            #N/A          #N/A
Equity Income Portfolio                                   1.111613            #N/A             #N/A            #N/A          #N/A
Travelers Disciplined Small Cap Stock Portfolio             #N/A              #N/A             #N/A            #N/A          #N/A
Van Kampen Emerging Growth                                1.338047          1.163179           #N/A            #N/A          #N/A
Large Cap Portfolio                                       1.127627            #N/A             #N/A            #N/A          #N/A
MFS Emerging Growth Portfolio                             1.055334            #N/A             #N/A            #N/A          #N/A
Franklin Small Cap Investments Fund Class II                #N/A              #N/A             #N/A            #N/A          #N/A
Templeton International Fund Class II                     1.820859           1.48805           #N/A          1.351539        #N/A
Smith Barney Equity Index Portfolio Class II              2.135135          1.753267         1.289849        1.277705        #N/A
American Funds Growth-Income                              4.342195          3.718126         2.842044        2.831481      1.677164
Alliance Premier Growth Portfolio                           #N/A            1.716114           #N/A          1.255128        #N/A
VIP II Contrafund - SC                                    1.671489          1.398208           #N/A            #N/A          #N/A
Salomon Brothers Small Cap Growth Fund                      #N/A              #N/A             #N/A            #N/A          #N/A
Smith Barney Mid Cap Portfolio                              #N/A              #N/A             #N/A            #N/A          #N/A
Smith Barney Aggressive Growth Portfolio                    #N/A              #N/A             #N/A            #N/A          #N/A
American Funds Growth                                     5.225516          4.686328         3.574774        3.616885      1.825419
American Funds Global Growth                                #N/A              #N/A             #N/A            #N/A          #N/A


Fund Name                                                    Inception        YTD            1YR           3YR
Smith Barney Money Market Portfolio                                    1      3.59%         3.59%         11.10%
Alliance Growth Portfolio                                              1     27.26%        27.26%        106.57%
Smith Barney Total Return Portfolio                                    1      3.50%         3.50%         47.48%
Salomon Brothers Total Return Fund                                     1      #N/A          #N/A           #N/A
MFS Research Portfolio                                                 1      #N/A          #N/A           #N/A
MFS Total Return Portfolio                                             1     10.11%        10.11%         48.57%
Smith Barney High Income Portfolio                                     1     -0.95%        -0.95%         24.06%
Smith Barney International Equity Portfolio                            1      5.01%         5.01%         23.44%
Smith Barney Large Cap Value Portfolio                                 1      8.30%         8.30%         59.71%
Van Kampen Enterprise Portfolio                                        1     23.38%        23.38%         89.66%
Travelers Managed Income Portfolio                                     1      3.61%         3.61%         13.88%
Strategic Stock Portfolio                                              1      #N/A          #N/A           #N/A
Smith Barney Large Cap Growth Portfolio                                1      #N/A          #N/A           #N/A
Smith Barney Appreciation Portfolio                                    1     17.47%        17.47%         73.15%
Smith Barney Diversified Strategic Income Port.                        1      4.93%         4.93%         22.76%
Salomon Brothers Capital Fund                                          1      #N/A          #N/A           #N/A
Salomon Brothers Investors Fund                                        1      #N/A          #N/A           #N/A
Equity Income Portfolio                                                1     10.85%        10.85%          #N/A
Travelers Disciplined Small Cap Stock Portfolio                        1      #N/A          #N/A           #N/A
Van Kampen Emerging Growth                                             1     35.64%        35.64%         85.32%
Large Cap Portfolio                                                    1     33.69%        33.69%          #N/A
MFS Emerging Growth Portfolio                                          1     32.44%        32.44%          #N/A
Franklin Small Cap Investments Fund Class II                           1      #N/A          #N/A           #N/A
Templeton International Fund Class II                                  1      7.48%         7.48%         47.51%
Smith Barney Equity Index Portfolio Class II                           1     26.81%        26.81%        103.22%
American Funds Growth-Income                                           1     16.46%        16.46%         68.41%
Alliance Premier Growth Portfolio                                      1     45.92%        45.92%        133.04%
VIP II Contrafund - SC                                                 1     28.16%        28.16%         87.51%
Salomon Brothers Small Cap Growth Fund                                 1      #N/A          #N/A           #N/A
Smith Barney Mid Cap Portfolio                                         1      #N/A          #N/A           #N/A
Smith Barney Aggressive Growth Portfolio                               1      #N/A          #N/A           #N/A
American Funds Growth                                                  1     33.39%        33.39%         90.42%
American Funds Global Growth                                           1     26.99%        26.99%          #N/A

Fund Name                                                     5YR          10YR                          3YR           5YR
Smith Barney Money Market Portfolio                          #N/A          #N/A                         3.57%          #N/A
Alliance Growth Portfolio                                    #N/A          #N/A                        27.36%          #N/A
Smith Barney Total Return Portfolio                         93.28%         #N/A                        13.83%         14.09%
Salomon Brothers Total Return Fund                           #N/A          #N/A                         #N/A           #N/A
MFS Research Portfolio                                       #N/A          #N/A                         #N/A           #N/A
MFS Total Return Portfolio                                   #N/A          #N/A                        14.11%          #N/A
Smith Barney High Income Portfolio                           #N/A          #N/A                         7.45%          #N/A
Smith Barney International Equity Portfolio                  #N/A          #N/A                         7.27%          #N/A
Smith Barney Large Cap Value Portfolio                       #N/A          #N/A                        16.89%          #N/A
Van Kampen Enterprise Portfolio                              #N/A          #N/A                        23.78%          #N/A
Travelers Managed Income Portfolio                           #N/A          #N/A                         4.43%          #N/A
Strategic Stock Portfolio                                    #N/A          #N/A                         #N/A           #N/A
Smith Barney Large Cap Growth Portfolio                      #N/A          #N/A                         #N/A           #N/A
Smith Barney Appreciation Portfolio                         114.69%        #N/A                        20.08%         16.51%
Smith Barney Diversified Strategic Income Port.              34.49%        #N/A                         7.07%         6.11%
Salomon Brothers Capital Fund                                #N/A          #N/A                         #N/A           #N/A
Salomon Brothers Investors Fund                              #N/A          #N/A                         #N/A           #N/A
Equity Income Portfolio                                      #N/A          #N/A                         #N/A           #N/A
Travelers Disciplined Small Cap Stock Portfolio              #N/A          #N/A                         #N/A           #N/A
Van Kampen Emerging Growth                                   #N/A          #N/A                        22.83%          #N/A
Large Cap Portfolio                                          #N/A          #N/A                         #N/A           #N/A
MFS Emerging Growth Portfolio                                #N/A          #N/A                         #N/A           #N/A
Franklin Small Cap Investments Fund Class II                 #N/A          #N/A                         #N/A           #N/A
Templeton International Fund Class II                        62.41%        #N/A                        13.84%         10.19%
Smith Barney Equity Index Portfolio Class II                178.86%        #N/A                        26.66%         22.77%
American Funds Growth-Income                                121.14%       273.34%                      18.97%         17.20%
Alliance Premier Growth Portfolio                           218.63%        #N/A                        32.58%         26.08%
VIP II Contrafund - SC                                       #N/A          #N/A                        23.31%          #N/A
Salomon Brothers Small Cap Growth Fund                       #N/A          #N/A                         #N/A           #N/A
Smith Barney Mid Cap Portfolio                               #N/A          #N/A                         #N/A           #N/A
Smith Barney Aggressive Growth Portfolio                     #N/A          #N/A                         #N/A           #N/A
American Funds Growth                                       146.73%       388.87%                      23.95%         19.80%
American Funds Global Growth                                 #N/A          #N/A                         #N/A           #N/A



Fund Name                                                     10YR         Prod Incept                      YE1997
Smith Barney Money Market Portfolio                           #N/A            3.55%                          3.63%
Alliance Growth Portfolio                                     #N/A           26.21%                         27.23%
Smith Barney Total Return Portfolio                           #N/A           14.43%                         15.22%
Salomon Brothers Total Return Fund                            #N/A            4.37%                          #N/A
MFS Research Portfolio                                        #N/A            4.78%                          #N/A
MFS Total Return Portfolio                                    #N/A           13.84%                         19.51%
Smith Barney High Income Portfolio                            #N/A            8.33%                         12.27%
Smith Barney International Equity Portfolio                   #N/A            5.81%                          1.27%
Smith Barney Large Cap Value Portfolio                        #N/A           17.21%                         24.87%
Van Kampen Enterprise Portfolio                               #N/A           23.20%                         26.82%
Travelers Managed Income Portfolio                            #N/A            5.91%                          8.20%
Strategic Stock Portfolio                                     #N/A           -6.58%                          #N/A
Smith Barney Large Cap Growth Portfolio                       #N/A           23.48%                          #N/A
Smith Barney Appreciation Portfolio                           #N/A           13.42%                         24.66%
Smith Barney Diversified Strategic Income Port.               #N/A            5.89%                          6.63%
Salomon Brothers Capital Fund                                 #N/A           16.54%                          #N/A
Salomon Brothers Investors Fund                               #N/A            9.24%                          #N/A
Equity Income Portfolio                                       #N/A           22.53%                         30.48%
Travelers Disciplined Small Cap Stock Portfolio               #N/A          -11.91%                          #N/A
Van Kampen Emerging Growth                                    #N/A           24.55%                         18.77%
Large Cap Portfolio                                           #N/A           29.67%                         21.74%
MFS Emerging Growth Portfolio                                 #N/A           24.52%                         19.45%
Franklin Small Cap Investments Fund Class II                  #N/A           -8.59%                          #N/A
Templeton International Fund Class II                         #N/A           12.51%                         12.16%
Smith Barney Equity Index Portfolio Class II                  #N/A           19.63%                         31.59%
American Funds Growth-Income                                 14.08%          14.17%                         23.82%
Alliance Premier Growth Portfolio                             #N/A           23.70%                          #N/A
VIP II Contrafund - SC                                        #N/A           27.89%                         22.39%
Salomon Brothers Small Cap Growth Fund                        #N/A            #N/A                           #N/A
Smith Barney Mid Cap Portfolio                                #N/A            #N/A                           #N/A
Smith Barney Aggressive Growth Portfolio                      #N/A            #N/A                           #N/A
American Funds Growth                                        17.20%          15.82%                         28.02%
American Funds Global Growth                                  #N/A           20.36%                          #N/A

Fund Name                                                    YE1996         YE1995
Smith Barney Money Market Portfolio                           3.49%          #N/A
Alliance Growth Portfolio                                    27.58%          #N/A
Smith Barney Total Return Portfolio                          23.67%          #N/A
Salomon Brothers Total Return Fund                            #N/A           #N/A
MFS Research Portfolio                                        #N/A           #N/A
MFS Total Return Portfolio                                   12.90%          #N/A
Smith Barney High Income Portfolio                           11.56%          #N/A
Smith Barney International Equity Portfolio                  16.07%          #N/A
Smith Barney Large Cap Value Portfolio                       18.11%          #N/A
Van Kampen Enterprise Portfolio                              21.21%          #N/A
Travelers Managed Income Portfolio                            1.58%          #N/A
Strategic Stock Portfolio                                     #N/A           #N/A
Smith Barney Large Cap Growth Portfolio                       #N/A           #N/A
Smith Barney Appreciation Portfolio                          18.24%         27.05%
Smith Barney Diversified Strategic Income Port.               9.72%         14.45%
Salomon Brothers Capital Fund                                 #N/A           #N/A
Salomon Brothers Investors Fund                               #N/A           #N/A
Equity Income Portfolio                                       #N/A           #N/A
Travelers Disciplined Small Cap Stock Portfolio               #N/A           #N/A
Van Kampen Emerging Growth                                   15.03%          #N/A
Large Cap Portfolio                                           #N/A           #N/A
MFS Emerging Growth Portfolio                                 #N/A           #N/A
Franklin Small Cap Investments Fund Class II                  #N/A           #N/A
Templeton International Fund Class II                        22.37%          #N/A
Smith Barney Equity Index Portfolio Class II                 21.78%         35.93%
American Funds Growth-Income                                 16.78%         30.83%
Alliance Premier Growth Portfolio                             #N/A           #N/A
VIP II Contrafund - SC                                       19.55%          #N/A
Salomon Brothers Small Cap Growth Fund                        #N/A           #N/A
Smith Barney Mid Cap Portfolio                                #N/A           #N/A
Smith Barney Aggressive Growth Portfolio                      #N/A           #N/A
American Funds Growth                                        11.51%         31.09%
American Funds Global Growth                                  #N/A           #N/A

1.55% M&E

Fund Name                                              Fund Code      Inception Date      Pricing Track      12/31/98     12/31/97
Smith Barney Money Market Portfolio                    KM                       6/20/94   pr3                1.163554     1.124935
Alliance Growth Portfolio                              KA                       6/20/94   pr3                2.853698     2.245825
Smith Barney Total Return Portfolio                    KR                       12/3/93   pr3                 1.96829     1.904539
Salomon Brothers Total Return Fund                     AE                       2/17/98   pr3                1.042339       #N/A
MFS Research Portfolio                                 DR                       3/23/98   pr3                1.046629       #N/A
MFS Total Return Portfolio                             KT                       6/20/94   pr3                1.787986     1.626183
Smith Barney High Income Portfolio                     KH                       6/22/94   pr3                1.427193     1.443115
Smith Barney International Equity Portfolio            KI                       6/20/94   pr3                1.283132     1.223731
Smith Barney Large Cap Value Portfolio                 HJ                       6/20/94   pr3                2.040532     1.887036
Van Kampen Enterprise Portfolio                        KE                       6/21/94   pr3                2.556683     2.075231
Travelers Managed Income Portfolio                     KF                       6/28/94   pr3                1.287028     1.244038
Strategic Stock Portfolio                              AC                        5/1/98   pr3                0.933244       #N/A
Smith Barney Large Cap Growth Portfolio                AB                        5/1/98   pr3                1.233548       #N/A
Smith Barney Appreciation Portfolio                    WL                      10/16/91   pr3                2.453816     2.091975
Smith Barney Diversified Strategic Income Port.        1O                      10/16/91   pr3                1.494592     1.426567
Salomon Brothers Capital Fund                          C3                       2/17/98   pr3                1.163868       #N/A
Salomon Brothers Investors Fund                        C2                       2/17/98   pr3                 1.09096       #N/A
Equity Income Portfolio                                1F                       8/30/96   pr3                 1.60218     1.447577
Travelers Disciplined Small Cap Stock Portfolio        AN                        5/1/98   pr3                0.880021       #N/A
Van Kampen Emerging Growth                             1W                        7/3/95   pr3                 2.14445     1.583385
Large Cap Portfolio                                    1G                       8/30/96   pr3                1.828745         1.37
MFS Emerging Growth Portfolio                          KB                       8/30/96   pr3                1.663684     1.258033
Franklin Small Cap Investments Fund Class II           UW                        5/1/98   pr3                0.913203       #N/A
Templeton International Fund Class II                  VG                        5/1/92   pr3                 2.17344     2.025204
Smith Barney Equity Index Portfolio Class II           GF                      11/30/91   pr3                3.525686     2.784409
American Funds Growth-Income                           II                       2/28/85   pr3                6.134088     5.274814
Alliance Premier Growth Portfolio                      PF                       6/26/92   pr3                3.960524     2.718336
VIP II Contrafund - SC                                 FC                       1/31/95   pr3                2.606656     2.036906
Salomon Brothers Small Cap Growth Fund                 SS                        9/1/99   pr3                  #N/A         #N/A
Smith Barney Mid Cap Portfolio                         SM                        9/2/99   pr3                  #N/A         #N/A
Smith Barney Aggressive Growth Portfolio               SG                        9/3/99   pr3                  #N/A         #N/A
American Funds Growth                                  IG                        2/8/84   pr3                8.923848     6.689891
American Funds Global Growth                           IL                       4/30/97   pr3                1.362995     1.073323

Fund Name                                                 12/31/96       12/31/95   12/31/94     12/31/93
Smith Barney Money Market Portfolio                       1.087147        1.05207       #N/A         #N/A
Alliance Growth Portfolio                                 1.767753       1.387738       #N/A         #N/A
Smith Barney Total Return Portfolio                       1.655446       1.340628       #N/A       1.026003
Salomon Brothers Total Return Fund                          #N/A          #N/A          #N/A         #N/A
MFS Research Portfolio                                      #N/A          #N/A          #N/A         #N/A
MFS Total Return Portfolio                                1.362804       1.208904       #N/A         #N/A
Smith Barney High Income Portfolio                        1.287305       1.155647       #N/A         #N/A
Smith Barney International Equity Portfolio               1.210171       1.044194       #N/A         #N/A
Smith Barney Large Cap Value Portfolio                    1.513471       1.283396       #N/A         #N/A
Van Kampen Enterprise Portfolio                           1.638861       1.354103       #N/A         #N/A
Travelers Managed Income Portfolio                        1.151475       1.135279       #N/A         #N/A
Strategic Stock Portfolio                                   #N/A          #N/A          #N/A         #N/A
Smith Barney Large Cap Growth Portfolio                     #N/A          #N/A          #N/A         #N/A
Smith Barney Appreciation Portfolio                       1.680677       1.423478     1.122022      1.15147
Smith Barney Diversified Strategic Income Port.            1.33983       1.223015     1.070218     1.119674
Salomon Brothers Capital Fund                               #N/A          #N/A          #N/A         #N/A
Salomon Brothers Investors Fund                             #N/A          #N/A          #N/A         #N/A
Equity Income Portfolio                                   1.111065        #N/A          #N/A         #N/A
Travelers Disciplined Small Cap Stock Portfolio             #N/A          #N/A          #N/A         #N/A
Van Kampen Emerging Growth                                1.335084       1.162343       #N/A         #N/A
Large Cap Portfolio                                       1.127073        #N/A          #N/A         #N/A
MFS Emerging Growth Portfolio                             1.054804        #N/A          #N/A         #N/A
Franklin Small Cap Investments Fund Class II                #N/A          #N/A          #N/A         #N/A
Templeton International Fund Class II                     1.808273       1.479965       #N/A       1.348209
Smith Barney Equity Index Portfolio Class II              2.119088       1.742669     1.283929     1.273748
American Funds Growth-Income                              4.266397       3.658649     2.800689     2.794468
Alliance Premier Growth Portfolio                           #N/A         1.707194       #N/A       1.252311
VIP II Contrafund - SC                                    1.666788       1.396357       #N/A         #N/A
Salomon Brothers Small Cap Growth Fund                      #N/A          #N/A          #N/A         #N/A
Smith Barney Mid Cap Portfolio                              #N/A          #N/A          #N/A         #N/A
Smith Barney Aggressive Growth Portfolio                    #N/A          #N/A          #N/A         #N/A
American Funds Growth                                     5.225516       4.686328     3.574774     3.616885
American Funds Global Growth                                #N/A          #N/A          #N/A         #N/A

Fund Name                                         12/31/88 Inception      YTD         1YR         3YR
Smith Barney Money Market Portfolio                 #N/A                  1       3.43%       3.43%       10.60%
Alliance Growth Portfolio                           #N/A                  1      27.07%      27.07%      105.64%
Smith Barney Total Return Portfolio                 #N/A                  1       3.35%       3.35%       46.82%
Salomon Brothers Total Return Fund                  #N/A                  1      #N/A        #N/A         #N/A
MFS Research Portfolio                              #N/A                  1      #N/A        #N/A         #N/A
MFS Total Return Portfolio                          #N/A                  1       9.95%       9.95%       47.90%
Smith Barney High Income Portfolio                  #N/A                  1      -1.10%      -1.10%       23.50%
Smith Barney International Equity Portfolio         #N/A                  1       4.85%       4.85%       22.88%
Smith Barney Large Cap Value Portfolio              #N/A                  1       8.13%       8.13%       58.99%
Van Kampen Enterprise Portfolio                     #N/A                  1      23.20%      23.20%       88.81%
Travelers Managed Income Portfolio                  #N/A                  1       3.46%       3.46%       13.37%
Strategic Stock Portfolio                           #N/A                  1      #N/A        #N/A         #N/A
Smith Barney Large Cap Growth Portfolio             #N/A                  1      #N/A        #N/A         #N/A
Smith Barney Appreciation Portfolio                 #N/A                  1      17.30%      17.30%       72.38%
Smith Barney Diversified Strategic Income Port.     #N/A                  1       4.77%       4.77%       22.21%
Salomon Brothers Capital Fund                       #N/A                  1      #N/A        #N/A         #N/A
Salomon Brothers Investors Fund                     #N/A                  1      #N/A        #N/A         #N/A
Equity Income Portfolio                             #N/A                  1      10.68%      10.68%       #N/A
Travelers Disciplined Small Cap Stock Portfolio     #N/A                  1      #N/A        #N/A         #N/A
Van Kampen Emerging Growth                          #N/A                  1      35.43%      35.43%       84.49%
Large Cap Portfolio                                 #N/A                  1      33.49%      33.49%       #N/A
MFS Emerging Growth Portfolio                       #N/A                  1      32.24%      32.24%       #N/A
Franklin Small Cap Investments Fund Class II        #N/A                  1      #N/A        #N/A         #N/A
Templeton International Fund Class II               #N/A                  1       7.32%       7.32%       46.86%
Smith Barney Equity Index Portfolio Class II        #N/A                  1      26.62%      26.62%      102.32%
American Funds Growth-Income                       1.66761                1      16.29%      16.29%       67.66%
Alliance Premier Growth Portfolio                   #N/A                  1      45.70%      45.70%      131.99%
VIP II Contrafund - SC                              #N/A                  1      27.97%      27.97%       86.68%
Salomon Brothers Small Cap Growth Fund              #N/A                  1      #N/A        #N/A         #N/A
Smith Barney Mid Cap Portfolio                      #N/A                  1      #N/A        #N/A         #N/A
Smith Barney Aggressive Growth Portfolio            #N/A                  1      #N/A        #N/A         #N/A
American Funds Growth                             1.825419                1      33.39%      33.39%       90.42%
American Funds Global Growth                        #N/A                  1      26.99%      26.99%       #N/A

Fund Name                                       5YR         10YR        3YR         5YR         10YR       Prod Incept   YE1997
Smith Barney Money Market Portfolio                #N/A        #N/A       3.41%      #N/A         #N/A        3.40%          3.48%
Alliance Growth Portfolio                          #N/A        #N/A      27.16%      #N/A         #N/A       26.02%         27.04%
Smith Barney Total Return Portfolio                91.84%      #N/A      13.66%      13.92%       #N/A       14.26%         15.05%
Salomon Brothers Total Return Fund                 #N/A        #N/A      #N/A        #N/A         #N/A        4.23%         #N/A
MFS Research Portfolio                             #N/A        #N/A      #N/A        #N/A         #N/A        4.66%         #N/A
MFS Total Return Portfolio                         #N/A        #N/A      13.94%      #N/A         #N/A       13.67%         19.33%
Smith Barney High Income Portfolio                 #N/A        #N/A       7.29%      #N/A         #N/A        8.17%         12.10%
Smith Barney International Equity Portfolio        #N/A        #N/A       7.11%      #N/A         #N/A        5.65%          1.12%
Smith Barney Large Cap Value Portfolio             #N/A        #N/A      16.72%      #N/A         #N/A       17.03%         24.68%
Van Kampen Enterprise Portfolio                    #N/A        #N/A      23.60%      #N/A         #N/A       23.02%         26.63%
Travelers Managed Income Portfolio                 #N/A        #N/A       4.27%      #N/A         #N/A        5.75%          8.04%
Strategic Stock Portfolio                          #N/A        #N/A      #N/A        #N/A         #N/A       -6.68%         #N/A
Smith Barney Large Cap Growth Portfolio            #N/A        #N/A      #N/A        #N/A         #N/A       23.35%         #N/A
Smith Barney Appreciation Portfolio               113.10%      #N/A      19.90%      16.34%       #N/A       13.25%         24.47%
Smith Barney Diversified Strategic Income Port.    33.48%      #N/A       6.91%       5.95%       #N/A        5.73%          6.47%
Salomon Brothers Capital Fund                      #N/A        #N/A      #N/A        #N/A         #N/A       16.39%         #N/A
Salomon Brothers Investors Fund                    #N/A        #N/A      #N/A        #N/A         #N/A        9.10%         #N/A
Equity Income Portfolio                            #N/A        #N/A      #N/A        #N/A         #N/A       22.35%         30.29%
Travelers Disciplined Small Cap Stock Portfolio    #N/A        #N/A      #N/A        #N/A         #N/A      -12.00%         #N/A
Van Kampen Emerging Growth                         #N/A        #N/A      22.65%      #N/A         #N/A       24.37%         18.60%
Large Cap Portfolio                                #N/A        #N/A      #N/A        #N/A         #N/A       29.47%         21.55%
MFS Emerging Growth Portfolio                      #N/A        #N/A      #N/A        #N/A         #N/A       24.34%         19.27%
Franklin Small Cap Investments Fund Class II       #N/A        #N/A      #N/A        #N/A         #N/A       -8.68%         #N/A
Templeton International Fund Class II              61.21%      #N/A      13.67%      10.02%       #N/A       12.34%         12.00%
Smith Barney Equity Index Portfolio Class II      176.80%      #N/A      26.48%      22.58%       #N/A       19.45%         31.40%
American Funds Growth-Income                      119.51%     267.84%    18.80%      17.03%       13.91%     14.00%         23.64%
Alliance Premier Growth Portfolio                 216.26%      #N/A      32.38%      25.89%       #N/A       23.51%         #N/A
VIP II Contrafund - SC                             #N/A        #N/A      23.13%      #N/A         #N/A       27.70%         22.21%
Salomon Brothers Small Cap Growth Fund             #N/A        #N/A      #N/A        #N/A         #N/A       #N/A           #N/A
Smith Barney Mid Cap Portfolio                     #N/A        #N/A      #N/A        #N/A         #N/A       #N/A           #N/A
Smith Barney Aggressive Growth Portfolio           #N/A        #N/A      #N/A        #N/A         #N/A       #N/A           #N/A
American Funds Growth                             146.73%     388.87%    23.95%      19.80%       17.20%     15.82%         28.02%
American Funds Global Growth                       #N/A        #N/A      #N/A        #N/A         #N/A       20.36%         #N/A

Fund Name                                           YE1996        YE1995
Smith Barney Money Market Portfolio                       3.33%        #N/A
Alliance Growth Portfolio                                27.38%        #N/A
Smith Barney Total Return Portfolio                      23.48%        #N/A
Salomon Brothers Total Return Fund                       #N/A          #N/A
MFS Research Portfolio                                   #N/A          #N/A
MFS Total Return Portfolio                               12.73%        #N/A
Smith Barney High Income Portfolio                       11.39%        #N/A
Smith Barney International Equity Portfolio              15.90%        #N/A
Smith Barney Large Cap Value Portfolio                   17.93%        #N/A
Van Kampen Enterprise Portfolio                          21.03%        #N/A
Travelers Managed Income Portfolio                        1.43%        #N/A
Strategic Stock Portfolio                                #N/A          #N/A
Smith Barney Large Cap Growth Portfolio                  #N/A          #N/A
Smith Barney Appreciation Portfolio                      18.07%        26.87%
Smith Barney Diversified Strategic Income Port.           9.55%        14.28%
Salomon Brothers Capital Fund                            #N/A          #N/A
Salomon Brothers Investors Fund                          #N/A          #N/A
Equity Income Portfolio                                  #N/A          #N/A
Travelers Disciplined Small Cap Stock Portfolio          #N/A          #N/A
Van Kampen Emerging Growth                               14.86%        #N/A
Large Cap Portfolio                                      #N/A          #N/A
MFS Emerging Growth Portfolio                            #N/A          #N/A
Franklin Small Cap Investments Fund Class II             #N/A          #N/A
Templeton International Fund Class II                    22.18%        #N/A
Smith Barney Equity Index Portfolio Class II             21.60%        35.73%
American Funds Growth-Income                             16.61%        30.63%
Alliance Premier Growth Portfolio                        #N/A          #N/A
VIP II Contrafund - SC                                   19.37%        #N/A
Salomon Brothers Small Cap Growth Fund                   #N/A          #N/A
Smith Barney Mid Cap Portfolio                           #N/A          #N/A
Smith Barney Aggressive Growth Portfolio                 #N/A          #N/A
American Funds Growth                                    11.51%        31.09%
American Funds Global Growth                             #N/A          #N/A